Pinaki & Associates LLC

Certified Public Accountants

625 Barksdale Rd., Ste# 113

Newark, DE  19711

   Phone: 408-896-4405 | pmohapatra@pinakiassociates.com

To The Board of Directors

Orbis Real Estate

Dubai

UAE

We have audited the accompanying consolidated balance sheets of Orbis Real Estate as of December 31, 2013, related consolidated statements of income, stockholders’ equity and cash flows for the period from August 18, 2013 to December 31, 2013. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered loss from operations that raises a substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertaintyIn our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Orbis Real Estate as of December 31, 2013 and the related consolidated statements of income, stockholders’ equity and cash flows for the period from August 18, 2013 till  December 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

s/d

Pinaki & Associates LLC.

Newark, DE

October 8, 2014

ORBIS REAL ESTATE

Notes to Financial Statements

December 31, 2013

NOTE 1 - ORGANIZATION AND HISTORY

Orbis Real Estate (the “Company”) was newly formed on August 18, 2013 as a sole establishment & registered in Real Estate Regulatory Agency dated January 9, 2013 under the number 12387 based on Law no. 85/2006.

The Company’s business activity is a real estate buying & selling brokerage and leasing property through brokerage agents.

NOTE 2 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles in the United States of America applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business.  The Company has not yet established an ongoing source of revenues sufficient to cover its operating costs and allow it to continue as a going concern.  The ability of the Company to continue as a going concern is dependent on the Company obtaining adequate capital to fund operating losses until it becomes profitable.

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES

Accounting Basis

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States. The Company has elected a December 31 fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Fair Value of Financial Instruments

As at December 31, 2013 the fair value of cash and accounts and advances payable, including amounts due to and from related parties, approximate carrying values because of the short-term maturity of these instruments.

Concentration of Risk

The Company does not rely on any one or a few major customers for sales revenue.

ORBIS REAL ESTATE

Notes to Financial Statements

December 31, 2013

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue Recognition

Revenue from buy/sale and leasing services consist of revenues earned in the Company’s capacity as real estate buying & selling and leasing property agent. All revenue is recognized when the buy/sale is complete or services duly rendered as per the agreements and the Company has determined that proceeds are collectible.

Cash and Cash Equivalents

For the purpose of the Statement of Cash Flows, the Company considers all highly liquid instruments purchased with a maturity of three months or less to be cash equivalent to the extent the funds are not being held for investment purpose.

Property & Equipment

Property and Equipment are recorded at cost, less accumulated depreciation. Depreciation and amortization on property and equipment are determined using the straight line method over the estimated useful life of the assets. Expenditure for maintenance and repairs are expensed when incurred and betterments are capitalized. Gains or losses on the sale of property & equipment are reflected in operations.

	March 31,	December 31,
	2014	2013
Furniture and fixtures	$19,934	$21,479
Less: accumulated depreciation	$1,789	$1,545
Property and equipment (net)	$18,145	$19,934

Impairment of Long Lived Assets

We evaluate whether events and circumstances have occurred which indicate the remaining estimated useful life of long lived assets, including other intangible assets, may warrant revision or the remaining balance of an asset may not be recoverable. The measurement of possible impairment is based on a comparison of the fair value of the related assets to the carrying value using discount rates that reflect the inherent risk of the underlying business. Impairment losses, if any, would be recorded to the extent the carrying value of the assets exceeds the implied fair value resulting from this calculation.  As of March 31, 2014 and December 31, 2013, the Company has no long lived assets and this has not recognized any impairment associated with long lived assets.

Long-Term Notes Payable

The Company has long-term borrowings from un-related entities. These advances are non-interest bearing, unsecured and due upon demand.  The lender is Emerging Market Property Advisers, Ltd. of London, United Kingdom

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ORBIS REAL ESTATE

Notes to Financial Statements

December 31, 2013

NOTE 3 - SIGNIFICANT ACCOUNTING POLICIES (continued)

Litigation

The Company may become subject to investigations, claims or lawsuits ensuring out of the conduct of its business. The Company is currently not aware of any such items which it believes could have a material effect on its financial position.  If any claim was to be made in the future, and the Company determined that a loss was probable and the amount of loss could be reasonably estimated, we would include a quantitative and qualitative loss contingency accrual required under the guidelines of Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 450 (formerly FAS 5).

NOTE 4 – OTHER CURRENT ASSET

As of December 31, 2013 company had $18,503 as other current asset the detail is as per below:

Prepaid Office rent     $13,034

Refundable deposits   $  5,414

Employee advances   $       55

Orbis Real Estate
Balance Sheets

	March 31,	December 31,
	2014 (unaudited)	2013
ASSETS
Current assets:
Cash	$134	3,357
Accounts Receivable	-	-
Prepaid Expenses	-	-
Other current assets	22,568	18,503

Total current assets	22,702	21,860
Property and Equipment (net)	18,145	19,934

Total Assets	$40,847	41,794

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Accounts payables	16,380	-
Accrued expenses	-	2,769

Total current liabilities	16,380	2,769

Long term debt	123,153	113,603

Total liabilities	$139,532	116,372
Stockholders' equity:
Share Capital	-	-
Retained earnings	(98,685)	(74,578)

Total stockholders' equity:	(98,685)	(74,578)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$40,847	41,794

The accompanying notes are integral part of these financials statements.

Orbis Real Estate Statements of Operations

	For the period ended March 31, 2014 (unaudited)	For the period ended December 31, 2013

Commission revenues:
	$33,913	34,256
Total net revenues	33,913	34,256

Direct costs – Commission Split	18,427	20,769

Gross Income	15,486	13,487
Operating expenses:
General, selling and administrative expenses	22,802	67,729
Salaries and wages	15,001	18,791
Depreciation	1,790	1,545

Total operating expenses	39,593	88,065

Income (loss) from operations	(24,107)	(74,578)

Other income (expense)
Interest expense	-	-
Other income (expense)	-	-

Total other income (expense)	-	-

Income (loss) before income tax	(24,107)	(74,578)

Provision for income taxes	-	-

Net income (loss)	$(24,107)	(74,578)

The accompanying notes are integral part of these financials statements.

Orbis Real Estate Statement of Cash flows

	For the period ended March 31, 2014 (unaudited)	For the period ended December 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES

Net income (loss)	(24,107)	(74,578)

Adjustments to reconcile net loss to
net cash used by operating activities:
Depreciation expense	1,789	1,545

Changes in operating assets and liabilities
(Increase) decrease in receivables		-
(Increase) decrease in other current assets	(4,065)	(18,503)
Increase (decrease) in accounts payable and
accrued expenses	13,611	2,769

Net Cash Used in Operating Activities	(12,772)	(88,767)

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of Fixed assets	-	(21,479)
Debt Settlement by issuance of equity investment		-

Net Cash Provided by (Used in)
Investing Activities	-	(21,479)

CASH FLOWS FROM FINIANCING ACTIVITIES

Common and preferred stock issued for cash/debt		-
Increase(decrease) in note payable	9,550	113,603

Net Cash Provided by Financing Activities	9,550	113,603

NET INCREASE (DECREASE) IN CASH	(3,223)	3,357

CASH AT BEGINNING OF PERIOD	3,357	-

CASH AT END OF PERIOD	134	3,357

The accompanying notes are an integral part of these financial statements.

Orbis Real Estate
Statements of Stockholders' Equity

For the Period August 18, 2013 to March 31, 2014

	Common Stock		Additional
	No. of		Paid-in	Retained
	Shares	Amount	Capital	Earnings	Total

Net Loss During the period	-	-	-	(74,578)	(74,578)

Balance December 31, 2013	-	-	-	(74,578)	(74,578)

Net Loss During the period	-	-	-	(24,107)	(24,107)

Balance March 31, 2014	-	-	-	(98,685)	(98,685)

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